                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report)       02-Mar-98
          ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
 ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          New Jersey
          ----------
          Arizona                 333-18877-01           91-181-5460
          -------                 ------------           -----------

          State or other          (Commission           (IRS Employer
          jurisdiction of         File Number)           ID Number)
          incorporation)


          2840  Morris  Avenue,  Union,  New  Jersey    07083
          ----------------------------------------------------------------------
          (Address of principal executive officer)


          Regristrant's Telephone Number,                           908-686-2000
                                                     ---------------------------
          including area code:


                              n/a
          ----------------------------------------------------------------------
              (Former name or former address, if changed since last report)

          Item 5     Other Events
                     ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Noteholders with respect to the following Distribution Dates:

A-1...............................................................    02-Mar-98
                                                                      09-Mar-98
                                                                      16-Mar-98
                                                                      23-Mar-98
                                                                      30-Mar-98
A-2...............................................................    25-Mar-98
A-3...............................................................    04-Mar-98
A-4...............................................................    16-Mar-98
A-5...............................................................    11-Mar-98
A-6...............................................................    18-Mar-98

          Item 7     Financial Statements and Exhibits
                     ---------------------------------


The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      Trans-World Insurance Co.



                                                      By: /s/ Harry Puglisi
                                                      ---------------------
                                                      Name: Harry Puglisi
                                                        Title:  Treasurer


Dated:        03/31/98

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===============================================================================
                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-1          Determination Date                     03/10/98
Cusip #  182743-AG9      Distribution Date                      03/16/98
                         Record Date                            03/12/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                         82,987.92
              Per $50,000 original principal amount of the Notes      53.958333


(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000

      (B)  Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000


(iv)  Pool Balance at end of preceding Collection Period         527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-1 NOTES                                   76,900,000.00


(vi)  Applicable Interest Rate:
           (a) In general:
                1.  Auction Rate for the prior Interest Period:

                       CLASS A-1 NOTES
                          PERIOD 1                                    5.585000%
                          PERIOD 2                                    5.580000%
                          PERIOD 3                                    5.630000%
                        CURRENT RATE      (Based on Auction)          5.550000%

                     2.  NET LOAN RATE
                                PERIOD 1                              6.824200%
                                PERIOD 2                              6.668750%
                                PERIOD 3                              6.740000%

                 (b) Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest
                     was calculated instead based on the Net
                     Loan Rate                                       100,781.72

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)     31,221.19
                 Per $50,000 original principal amount of the Notes   20.299863

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            2.  Remaining Balance                                          0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                           961.25
                 Per $50,000 original principal amount of the Notes    0.625000

            2. Auction Agent Fee (Pro Rata)                           15,999.47
                 Per $50,000 original principal amount of the Notes   10.402778

            3. Indenture Trustee Fee (Pro Rata)                            0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                    284.61
                 Per $50,000 original principal amount of the Notes    0.185054

            5. Surety Provider Fee (Pro Rata)                          4,771.11
                 Per $50,000 original principal amount of the Notes    3.102153


(ix)    Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
        Surety Bond                                                        0.00

(x)     Aggregate amount of Realized losses for the related Collection
        period                                                             0.00

(xi)    Aggregate amount received with respect to Financed Student Loans
        for which Realized Losses were allocated previously                0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account               0.00

        (b) Amount in the Pre-Funding Account                        102,095.54

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                    (a) CLASS A-1 NOTES                                    0.00
                    (b) CLASS A-1 NOTES (Only if Class___ Notes
                        have been paid in full)                            0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to        6,956,975.01
            60 days Delinquent

        (b) Number of Financed Student Loans that are 61 to        2,671,625.14
            90 days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180    1,891,929.05
            days Delinquent

        (d) Number of Financed Student Loans that are more than      479,796.19
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                         299,085.04

(xix)   Parity Percentage            Numerator     563,379,098.55
                                                   --------------
        as of     01/31/98         Denominator     564,495,877.13        99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement
      CLASS A-1              Determination Date             02/24/98
Cusip #  182743-AG9          Distribution Date              03/02/98
                             Record Date                    02/26/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                              0.00
               Per $50,000 original principal amount of the Notes       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                         83,436.50
               Per $50,000 original principal amount of the Notes      54.250000


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                              0.00
               Per $50,000 original principal amount of the Notes       0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                              0.00
               Per $50,000 original principal amount of the Notes       0.000000


(iv)    Pool Balance at end of preceding Collection Period        527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-1 NOTES                                    76,900,000.00


(vi)    Applicable Interest Rate:
               (a) In general:
                   1. Auction Rate for the prior Interest Period:

                              CLASS A-1 NOTES
                                 PERIOD 1                             5.590000%
                                 PERIOD 2                             5.575000%
                                 PERIOD 3                             5.585000%
                               CURRENT RATE     (Based on Auction)    5.580000%

                     2.  NET LOAN RATE
                               PERIOD 1                               6.787500%
                               PERIOD 2                               6.824200%
                               PERIOD 3                               6.668750%

                 (b) Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate    99,717.08

(vii)   (a) Service Fee for related Collection Period (Pro Rata       31,335.31
                 Per $50,000 original principal amount of the Notes   20.374064

        (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            2. Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii)  Amount of Fees for related Collection Period:

            1. Administration Fee  (Pro Rata)                            961.25
                 Per $50,000 original principal amount of the Notes    0.625000

            2. Auction Agent Fee (Pro Rata)                           15,999.47
                 Per $50,000 original principal amount of the Notes   10.402778

            3. Indenture Trustee Fee (Pro Rata)                            0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                     285.6
                 Per $50,000 original principal amount of the Notes    0.185730

            5. Surety Provider Fee (Pro Rata)                          5,350.89
                 Per $50,000 original principal amount of the Notes    3.479122

(ix)    Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
        Surety Bond                                                        0.00

(x)     Aggregate amount of Realized losses for the related Collection
        period                                                             0.00

(xi)    Aggregate amount received with respect to Financed Student
        Loans for which Realized Losses were allocated previously          0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                  0.00

        (b) Amount in the Pre-Funding Account                         70,656.28

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                         0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                 0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60     6,956,975.01
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90     2,671,625.14
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180    1,891,929.05
            days Delinquent

        (d) Number of Financed Student Loans that are more than      479,796.19
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                         299,085.04

(xix)   Parity Percentage            Numerator      563,379,098.55
                                                    --------------
        as of    01/31/98          Denominator      564,495,877.13       99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-1              Determination Date             03/03/98
Cusip # 182743-AG9           Distribution Date              03/09/98
                             Record Date                    03/05/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                             0.00
               Per $50,000 original principal amount of the Notes      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                        84,184.14
               Per $50,000 original principal amount of the Notes     54.736111


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                             0.00
               Per $50,000 original principal amount of the Notes      0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                             0.00
               Per $50,000 original principal amount of the Notes      0.000000


(iv)    Pool Balance at end of preceding Collection Period       527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-1 NOTES                                   76,900,000.00


(vi)    Applicable Interest Rate:
                   (a)  In general:
                        1.  Auction Rate for the prior Interest
                            Period:

                                 CLASS A-1 NOTES
                                     PERIOD 1                         5.575000%
                                     PERIOD 2                         5.585000%
                                     PERIOD 3                         5.580000%
                                   CURRENT RATE  (Based on Auction)   5.630000%

                     2. NET LOAN RATE
                                PERIOD 1                              6.824200%
                                PERIOD 2                              6.668750%
                                PERIOD 3                              6.740000%

                 (b) Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate   100,781.72

(vii)   (a) Service Fee for related Collection Period (Pro Rata)      31,221.19
                 Per $50,000 original principal amount of the Notes   20.299863

        (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            2. Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii)  Amount of Fees for related Collection Period:

            1. Administration Fee (Pro Rata)                             961.25
                 Per $50,000 original principal amount of the Notes    0.625000

            2. Auction Agent Fee (Pro Rata)                           15,999.47
                 Per $50,000 original principal amount of the Notes   10.402778

            3. Indenture Trustee Fee (Pro Rata)                            0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                    284.61
                 Per $50,000 original principal amount of the Notes    0.185054

            5. Surety Provider Fee (Pro Rata)                          4,771.11
                 Per $50,000 original principal amount of the Notes    3.102153


(ix)    Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
        Surety Bond                                                        0.00

(x)     Aggregate amount of Realized losses for the related Collection
        period                                                             0.00

(xi)    Aggregate amount received with respect to Financed Student
        Loans for which Realized Losses were allocated previously          0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                  0.00

        (b) Amount in the Pre-Funding Account                        102,095.54

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                        0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60     6,956,975.01
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90     2,671,625.14
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180    1,891,929.05
            days Delinquent

        (d) Number of Financed Student Loans that are more than      479,796.19
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims
            have been filed with the appropriate Guarantor and
            which are awaiting payment                               299,085.04

(xix)   Parity Percentage            Numerator      563,379,098.55
        as of    01/31/98                           --------------
                                   Denominator      564,495,877.13       99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
       Harry Puglisi
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-1              Determination Date                  03/17/98
Cusip # 182743-AG9           Distribution Date                   03/23/98
                             Record Date                         03/19/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                       84,184.14
                Per $50,000 original principal amount of the Notes    54.736111


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)    Pool Balance at end of preceding Collection Period       523,381,127.52


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                   CLASS A-1 NOTES                                76,900,000.00


(vi)    Applicable Interest Rate:
                (a) In general:
                    1. Auction Rate for the prior Interest Period:

                          CLASS A-1 NOTES
                              PERIOD 1                                5.580000%
                              PERIOD 2                                5.630000%
                              PERIOD 3                                5.550000%
                            CURRENT RATE    (Based on Auction)        5.630000%

                    2.  NET LOAN RATE
                            PERIOD 1                                   6.824200%
                            PERIOD 2                                   6.668750%
                            PERIOD 3                                   6.740000%

                (b) Amount of Interest that would have been
                    paid on such Note Distribution Date if
                    Interest was calculated instead based on
                    the Net Loan Rate                                 100,781.72

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        31,707.63
                Per $50,000 original principal amount of the Notes     20.616144

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
                Per $50,000 original principal amount of the Notes      0.000000

           2. Remaining Balance                                             0.00
                Per $50,000 original principal amount of the Notes      0.000000


(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                               961.25
                Per $50,000 original principal amount of the Notes      0.625000

           2. Auction Agent Fee (Pro Rata)                             17,713.70
                Per $50,000 original principal amount of the Notes     11.517361

           3. Indenture Trustee Fee (Pro Rata)                              0.00
                Per $50,000 original principal amount of the Notes      0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                      285.65
                Per $50,000 original principal amount of the Notes      0.185730

           5. Surety Provider Fee (Pro Rata)                            5,297.56
                Per $50,000 original principal amount of the Notes      3.444444


(ix)   Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
       Surety Bond                                                          0.00

(x)    Aggregate amount of Realized losses for the related
       Collection period                                                    0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously            0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                                    0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)   (a) Portion (if any) of the distribution
            attributable to amounts on deposit in the
            Pre-Funding Account                                             0.00

        (b) Amount in the Pre-Funding Account                               0.00

(xv)    Aggregate amount (if any) paid by the Eligible
        Lender Trustee for Additional Financed Student
        Loans during the preceding collection period                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                         0.00
                (b) CLASS A-1 NOTES (Only if Class ___ Notes
                    have been paid in full)                                 0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period.                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30           4,959,446.92
             to 60 days Delinquent

        (b)  Number of Financed Student Loans that are 61 to        3,991,653.80
             90 days Delinquent

        (c)  Number of Financed Student Loans that are 91 to        2,842,288.72
             180 days Delinquent

        (d)  Number of Financed Student Loans that are more           379,030.49
             than 181 days Delinquent

        (e)  Number of Financed Student Loans for which claims        433,753.86
             have been filed with the appropriate Guarantor and which are awaiting payment

(xix)   Parity Percentage     Numerator   563,711,193.35
        as of  02/28/98                   --------------
                            Denominator   562,598,988.98                 100.20%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount of
        such loans (such excess to be distributed to
        Student Holdings)                                              45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made
        on such Distribution Date                                           0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
    Harry Puglisi
      Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                         CLASSNOTES TRUST 1997 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-1            Determination Date         03/24/98
Cusip #  182743-AG9          Distribution Date          03/30/98
                             Record Date                03/26/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                       83,735.56
                Per $50,000 original principal amount of the Notes    54.444444


(iii)   (A)  Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000

        (B)  Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-1 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)    Pool Balance at end of preceding Collection Period       523,381,127.52


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-1 NOTES                                   76,900,000.00


(vi)    Applicable Interest Rate:
             (a)   In general:
                   1.  Auction Rate for the prior Interest Period:

                            CLASS A-1 NOTES
                               PERIOD 1                               5.630000%
                               PERIOD 2                               5.550000%
                               PERIOD 3                               5.630000%
                             CURRENT RATE     (Based on Auction)      5.600000%

                2.  NET LOAN RATE
                            PERIOD 1                                   6.824200%
                            PERIOD 2                                   6.668750%
                            PERIOD 3                                   6.740000%

            (b) Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate         100,781.72

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        31,707.63
            Per $50,000 original principal amount of the Notes         20.616144

       (b) Service Fee Carryover for related Collection Period
           1. Distributed                                                   0.00
                Per $50,000 original principal amount of the Notes      0.000000

           2. Remaining Balance                                             0.00
                Per $50,000 original principal amount of the Notes      0.000000


(viii) Amount of Fees for related Collection Period:

           1. Administration Fee (Pro Rata)                               961.25
                Per $50,000 original principal amount of the Notes      0.625000

           2. Auction Agent Fee (Pro Rata)                             17,713.70
                Per $50,000 original principal amount of the Notes     11.517361

           3. Indenture Trustee Fee (Pro Rata)                              0.00
                Per $50,000 original principal amount of the Notes      0.000000

           4. Eligible Lender Trustee Fee (Pro Rata)                      285.65
                Per $50,000 original principal amount of the Notes      0.185730

           5. Surety Provider Fee (Pro Rata)                            5,297.56
                Per $50,000 original principal amount of the Notes      3.444444


(ix)   Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
       Surety Bond                                                          0.00

(x)    Aggregate amount of Realized losses for the related Collection
       period                                                               0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously            0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                                    0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                  0.00

        (b) Amount in the Pre-Funding Account                              0.00

(xv)    Aggregate amount (if any) paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                       0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60     4,959,446.92
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90     3,991,653.80
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180    2,842,288.72
            days Delinquent

        (d) Number of Financed Student Loans that are more than      379,030.49
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                         433,753.86

(xix)   Parity Percentage          Numerator        563,711,193.35
        as of    02/28/98                           --------------
                                 Denominator        562,598,988.98      100.20%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
        Harry Puglisi
          Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-2                Determination Date              03/19/98
Cusip # 182743-AH7             Distribution Date               03/25/98
                               Record Date                     03/23/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-2 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-2 NOTES                                      406,875.00
                Per $50,000 original principal amount of the Notes   218.750000


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes


                CLASS A-2 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-2 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)    Pool Balance at end of preceding Collection Period       523,381,127.52


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                   CLASS A-2 NOTES                                93,000,000.00


(vi)    Applicable Interest Rate:
                (a)  In general:
                     1. Auction Rate for the prior Interest Period:

                            CLASS A-2 NOTES
                                PERIOD 1                              5.690000%
                                PERIOD 2                              6.200000%
                                PERIOD 3                              5.599000%
                              CURRENT RATE    (Based on Auction)      5.625000%

                     2. NET LOAN RATE
                              MONTH 1                                 6.824200%
                              MONTH 2                                 6.668750%
                              MONTH 3                                 6.740000%

                 (b) Amount of Interest that would have been
                     paid on such Note Distribution Date if
                     Interest was calculated instead based on
                     the Net Loan Rate                               486,974.87

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)     38,346.02
                 Per $50,000 original principal amount of the Notes   20.616140

        (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            2. Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii)  Amount of Fees for related Collection Period:

            1. Administration Fee (Pro Rata)                           1,162.50
                 Per $50,000 original principal amount of the Notes    0.625000

            2. Auction Agent Fee (Pro Rata)                           21,422.29
                 Per $50,000 original principal amount of the Notes   11.517361

            3. Indenture Trustee Fee (Pro Rata)                            0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                    345.46
                 Per $50,000 original principal amount of the Notes    0.185730

            5. Surety Provider Fee (Pro Rata)                          6,406.67
                 Per $50,000 original principal amount of the Notes    3.444444


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account               0.00

        (b) Amount in the Pre-Funding Account                              0.00

(xv)    Aggregate amount if any paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the preceding collection period 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                     0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                             0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are              4,959,446.92
            30 to 60 days Delinquent

        (b) Number of Financed Student Loans that are              3,991,653.80
            61 to 90 days Delinquent

        (c) Number of Financed Student Loans that are              2,842,288.72
            91 to 180 days Delinquent

        (d) Number of Financed Student Loans that are                379,030.49
            more than 181 days Delinquent

        (e) Number of Financed Student Loans for which claims
            have been filed with the appropriate Guarantor and
            which are awaiting payment                               433,753.86

(xix)   Parity Percentage        Numerator      563,711,193.35
        as of    02/28/98                       --------------
                               Denominator      562,598,988.98          100.20%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
       Harry Puglisi
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1997 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-3               Determination Date            02/26/98
Cusip # 182743-AJ3             Distribution Date             03/04/98
                               Record Date                   03/02/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                             0.00
                Per $50,000 original principal amount of the Notes      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                       412,300.00
                Per $50,000 original principal amount of the Notes    217.000000


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                             0.00
                Per $50,000 original principal amount of the Notes      0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                             0.00
                Per $50,000 original principal amount of the Notes      0.000000


(iv)    Pool Balance at end of preceding Collection Period        527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-3 NOTES                                    95,000,000.00


(vi)    Applicable Interest Rate:
                    (a) In general:
                        1. Auction Rate for the prior Interest Period:

                                   CLASS A-3 NOTES
                                       PERIOD 1                        5.700000%
                                       PERIOD 2                        5.942000%
                                       PERIOD 3                        5.610000%
                                     CURRENT RATE (Based on Auction)   5.580000%

                     2.  NET LOAN RATE
                                   MONTH 1                            6.824200%
                                   MONTH 2                            6.668750%
                                   MONTH 3                            6.740000%

                 (b) Amount of Interest that would have been
                     paid on such Note Distribution Date if
                     Interest was calculated instead based on
                     the Net Loan Rate                               493,501.78

(vii)  (a) Service Fee for related Collection Period  (Pro Rata)      38,569.75
                 Per $50,000 original principal amount of the Notes   20.299868

       (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            2. Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes    0.000000


(viii) Amount of Fees for related Collection Period:

            1. Administration Fee  (Pro Rata)                          1,187.50
                 Per $50,000 original principal amount of the Notes    0.625000

            2. Auction Agent Fee  (Pro Rata)                          19,765.28
                 Per $50,000 original principal amount of the Notes   10.402778

            3. Indenture Trustee Fee  (Pro Rata)                           0.00
                 Per $50,000 original principal amount of the Notes    0.000000

            4. Eligible Lender Trustee Fee  (Pro Rata)                   351.60
                 Per $50,000 original principal amount of the Notes    0.185054

            5. Surety Provider Fee  (Pro Rata)                         5,911.11
                 Per $50,000 original principal amount of the Notes    3.111111


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                          0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                           0.00

(xi)   Aggregate amount received with respect to
       Financed Student Loans for which Realized
       Losses were allocated previously                                    0.00

(xii)  (a)     Amount of the distribution attributable to amounts
               in the Reserve Account                                      0.00

       (b)     Amount of any other withdrawals from the Reserve
               Account for such Distribution Date                          0.00

       (c)     Amount in the Reserve Account                               0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account               0.00

        (b) Amount in the Pre-Funding Account                        102,095.54

(xv)    Aggregate amount if any paid by the Eligible
        Lender Trustee for Additional Financed Student
        Loans during the preceding collection period                       0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                       0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                               0.00

(xvii)  Aggregate amount (if any) paid for Financed
        Student Loans during the preceding collection
        period.                                                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60     6,956,975.01
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90     2,671,625.14
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to        1,891,929.05
            180 days Delinquent

        (d) Number of Financed Student Loans that are more than      479,796.19
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                         299,085.04

(xix)   Parity Percentage            Numerator      563,379,098.55
        as of      01/31/98                         --------------
                                   Denominator      564,495,877.13       99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                           CLASSNOTES TRUST  1997-I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-4                  Determination Date             03/10/98
Cusip # 182743-AL8                Distribution Date              03/16/98
                                  Record Date                    03/12/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-4 NOTES                                            3,736,000.00
        Per $50,000 original principal amount of the Notes         1,262.588712


(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-4 NOTES                                              643,027.69
        Per $50,000 original principal amount of the Notes           217.312500


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

        CLASS A-4 NOTES                                                    0.00
        Per $50,000 original principal amount of the Notes             0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

        CLASS A-4 NOTES                                                    0.00
        Per $50,000 original principal amount of the Notes             0.000000


(iv)    Pool Balance at end of preceding Collection Period       527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

         CLASS A-4 NOTES                                         144,214,000.00


(vi)    Applicable Interest Rate:
        (a) In general:
             1.  Auction Rate for the prior Interest Period:

                               CLASS A-4 NOTES
                                   PERIOD 1                            0.00000%
                                   PERIOD 2                            6.11141%
                                   PERIOD 3                            5.77938%
                                 CURRENT RATE    (LIBOR)               5.79500%

                2. NET LOAN RATE
                                               PERIOD 1                 6.8242%
                                               PERIOD 2                 6.6688%
                                               PERIOD 3                 6.7400%

            (b) Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate        744,668.52

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)     60,899.60
            Per $50,000 original principal amount of the Notes        20.581142

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

            2.  Remaining Balance                                          0.00
            Per $50,000 original principal amount of the Notes         0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                             0.00
            Per $50,000 original principal amount of the Notes         0.000000

            2.  Auction Agent Fee  (Pro Rata)                              0.00
            Per $50,000 original principal amount of the Notes         0.000000

            3. Indenture Trustee Fee (Pro Rata)                            0.00
            Per $50,000 original principal amount of the Notes         0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                    555.16
            Per $50,000 original principal amount of the Notes         0.187618

            5. Surety Provider Fee (Pro Rata)                              0.00
            Per $50,000 original principal amount of the Notes         0.000000


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account          102,000.00

        (b) Amount in the Pre-Funding Account                         102,095.54

(xv)    Aggregate amount if any paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-4 NOTES                                     102,000.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                  have been paid in full)                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period.                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are               6,956,975.01
            30 to 60 days Delinquent

        (b) Number of Financed Student Loans that are               2,671,625.14
            61 to 90 days Delinquent

        (c) Number of Financed Student Loans that are               1,891,929.05
            91 to 180 days Delinquent

        (d) Number of Financed Student Loans that are                 479,796.19
            more than 181 days Delinquent

        (e) Number of Financed Student Loans for which claims
            have been filed with the appropriate Guarantor and
            which are awaiting payment                                299,085.04

(xix)     Parity Percentage          Numerator   563,379,098.55
                                                 --------------
            as of 01/31/98         Denominator   564,495,877.13           99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                        102,000.00



The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------
   Harry Puglisi
    Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                                          CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-5                        Determination Date        03/05/98
Cusip #  182743-AM6                    Distribution Date         03/11/98
                                       Record Date               03/09/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                                 0.00
           Per $50,000 original principal amount of the Notes          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                           250,220.83
           Per $50,000 original principal amount of the Notes        217.583333


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                                 0.00
           Per $50,000 original principal amount of the Notes          0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                                 0.00
           Per $50,000 original principal amount of the Notes          0.000000


(iv)    Pool Balance at end of preceding Collection Period       527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-5 NOTES                                     57,500,000.00


(vi)    Applicable Interest Rate:
           (a)   In general:
                  1.  Auction Rate for the prior Interest Period:

                          CLASS A-5 NOTES
                              PERIOD 1                                0.000000%
                              PERIOD 2                                5.960000%
                              PERIOD 3                                5.550000%
                          CURRENT RATE   (Based on Auction)           5.595000%

                 2.  NET LOAN RATE
                                         PERIOD 1                     6.824200%
                                         PERIOD 2                     6.668750%
                                         PERIOD 3                     6.740000%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate       299,494.50

(vii)    (a) Service Fee for related Collection Period (Pro Rata)     23,344.85
            Per $50,000 original principal amount of the Notes        20.299870

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

             2.  Remaining Balance                                         0.00
            Per $50,000 original principal amount of the Notes         0.000000


(viii)   Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                         718.75
             Per $50,000 original principal amount of the Notes        0.625000

              2. Auction Agent Fee (Pro Rata)                              0.00
             Per $50,000 original principal amount of the Notes        0.000000

              3. Indenture Trustee Fee (Pro Rata)                          0.00
             Per $50,000 original principal amount of the Notes        0.000000

              4. Eligible Lender Trustee Fee (Pro Rata)                  212.81
             Per $50,000 original principal amount of the Notes        0.185054

              5. Surety Provider Fee (Pro Rata)                         3,577.78
              Per $50,000 original principal amount of the Notes        3.111111


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                        0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                         0.00

(xi)     Aggregate amount received with respect to Financed
         Student Loans for which Realized Losses were
         allocated previously                                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                        0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                            0.00

         (c) Amount in the Reserve Account                                 0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                        0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                   0.00

        (b) Amount in the Pre-Funding Account                         102,095.54

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

            (a) CLASS A-1 NOTES                                             0.00
            (b) CLASS A-1 NOTES (Only if Class___ Notes
                have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60      6,956,975.01
            days Delinquent

        (b) Number of Financed Student Loans that are 61 to 90      2,671,625.14
            days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180     1,891,929.05
            days Delinquent

        (d) Number of Financed Student Loans that are more than       479,796.19
            181 days Delinquent

        (e) Number of Financed Student Loans for which claims
            have been filed with the appropriate Guarantor and
            which are awaiting payment                                299,085.04

(xix)   Parity Percentage          Numerator      563,379,098.55
        as of 01/31/98                            --------------
                                 Denominator      564,495,877.13          99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                          CLASSNOTES TRUST  1997 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-6            Determination Date             03/12/98
Cusip #  182743-AN4         Distribution Date              03/18/98
                            Record Date                    03/13/98
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-6 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-6 NOTES                                        250,444.44
              Per $50,000 original principal amount of the Notes     217.777778


(iii)   (A)  Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-6 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000

        (B)  Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-6 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000


(iv)    Pool Balance at end of preceding Collection Period       527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-6 NOTES                                   57,500,000.00


(vi)    Applicable Interest Rate:
              (a)  In general:
                   1.  Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                       0.000000%
                                       PERIOD 2                       5.960000%
                                       PERIOD 3                       5.630000%
                                     CURRENT RATE  (Based on Auction) 5.600000%

                2.  NET LOAN RATE
                                  PERIOD 1                            6.824200%
                                  PERIOD 2                            6.668750%
                                  PERIOD 3                            6.740000%

            (b) Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate        300,290.56

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)     23,344.85
            Per $50,000 original principal amount of the Notes        20.299870

        (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                 0.00
            Per $50,000 original principal amount of the Notes         0.000000

            2. Remaining Balance                                           0.00
            Per $50,000 original principal amount of the Notes         0.000000


(viii)  Amount of Fees for related Collection Period:

            1. Administration Fee (Pro Rata)                             359.38
            Per $50,000 original principal amount of the Notes         0.312500

            2. Auction Agent Fee (Pro Rata)                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

            3. Indenture Trustee Fee (Pro Rata)                            0.00
            Per $50,000 original principal amount of the Notes         0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                    212.81
            Per $50,000 original principal amount of the Notes         0.185054

            5. Surety Provider Fee (Pro Rata)                          3,577.78
            Per $50,000 original principal amount of the Notes         3.111111


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account               0.00

        (b) Amount in the Pre-Funding Account                        102,095.54

(xv)    Aggregate amount if any paid by the Eligible
        Lender Trustee for Additional Financed Student
        Loans during the preceding collection period                       0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                          0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                  have been paid in full)                                  0.00

(xvii)  Aggregate amount (if any) paid for Financed
        Student Loans during the preceding collection
        period.                                                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are              6,956,975.01
            30 to 60 days Delinquent

        (b) Number of Financed Student Loans that are              2,671,625.14
            61 to 90 days Delinquent

        (c) Number of Financed Student Loans that are 91 to 180
            days Delinquent                                        1,891,929.05


        (d) Number of Financed Student Loans that are more than
            181 days Delinquent                                      479,796.19


        (e) Number of Financed Student Loans for which claims
            have been filed with the appropriate Guarantor and
            which are awaiting payment                               299,085.04

(xix)   Parity Percentage           Numerator    563,379,098.55
        as of 01/31/98                           --------------
                                  Denominator    564,495,877.13          99.80%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                             45,042.06

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer